Exhibit 99.1

Investor Presentation January 2023 1

The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These factors include risks and uncertainties the Company's reliance on one key customer for a substantial percentage of its revenue ; the Company's ability to consummate any proposed financing, acquisition, spin - out, special dividend, distribution or transaction, including the proposed special dividend and spin - out of PodcastOne or its pay - per - view business, the timing of the consummation of such proposed event, including the risks that a condition to consummation of such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin - out, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value ; PodcastOne's ability to list on a national exchange ; the Company's ability to continue as a going concern ; the Company's ability to attract, maintain and increase the number of its users and paid members ; the Company identifying, acquiring, securing and developing content ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company's ability to maintain compliance with certain financial and other covenants ; the Company successfully implementing its growth strategy, including relating to its technology platforms and applications ; management's relationships with industry stakeholders ; the effects of the global Covid - 19 pandemic ; uncertain and unfavorable outcomes in legal proceedings ; changes in economic conditions ; competition ; risks and uncertainties applicable to the businesses of the Company's subsidiaries ; and other risks, uncertainties and factors including, but not limited to, those described in the Company’s Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) on June 29 , 2022 and the Quarterly Report on Form 10 - Q, filed with the SEC on November 17 , 2022 , and other filings and submissions with the SEC . These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law . Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances . This presentation speaks as of January 9 , 2023 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . 2 Legal Disclaimer

An award - winning, creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. We give fans, brands, and bands the best seat in the house Listen Wa t c h A ttend Eng a ge Transact AT A GLANCE… 3

Financial Highlights • Reported first six months FY 2023 ended Sept. 30, 2022 - Revenue of $46.8 million, and record Adjusted EBITDA** of $6.4 million • Company full - year Fiscal 2023 Adjusted EBITDA** guidance is between $9.5 million to $12 million • LiveOne’s audio division consisting of Slacker Radio and PodcastOne is expected to achieve revenue in excess of $88 million and approximately $17.5 - $19 million in Adjusted EBITDA** for Fiscal Year 2023, an increase of 18% in revenue from $74.5 million and 100%+ in Adjusted EBITDA** from $8.8 million in Fiscal Year 2022. • Cash and Cash Equivalents on hand at January 5, 2023 was $8.4 million and short - term assets of $25 million. • LiveOne has repurchased 2 million shares of common stock under its Share Stock Repurchase Program and has announced expansion of the program to buy up to an additional $2 Million of common stock. • Recently extended maturity of all of its debt to second quarter Fiscal 2024. • Common shares outstanding as of November 15, 2022 was 87.5 million. • Analyst Coverage: Ladenburg, H.C. Wainwright, Spartan, and Alliance Capital LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $100M - $110M* At the recent LiveOne stock price of $.71 per share ($62M Market Capitalization) LiveOne shares trade at: 5.8X Expected Fiscal Year 2023 Adjusted EBITDA at the midpoint ($10.75M) * Based on full - year fiscal 2023 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases 4

Peer Group Valuations 5 Enterprise Value (EV) Revenue (TTM) EV/Revenue • LiveOne (LVO) $78.7M $103M .76 • Sirius Radio (SIRI) $32.6B $9B 3.26 • Spotify (SPOT) $14.2B $11.2B 1.26 • Sirius Radio (SIRI) $32.6B $9B 3.26 • iHeart Radio (IHRT) $7.1B $3.8B 1.87 • Stingray (RAY - A.TO) • Chicken Soup $752M $303M 2.48 For the Soul (CSSE) $565M $175M 3.22 • Loop Media (LPTV) $298M $31M 9.6 • Cinedigm (CIDM) $85M $58.5M 1.45 P ee r A ve r a ge EV/ Reve nu e: 3.30 A l l Da t a pu ll ed f r o m Y aho o F i nan ce o n J anua r y 9 , 202 3

Complementary Portfolio of Wholly - Owned Subsidiaries and Brands PPV O NE LiveOne intends to spin - out its existing PodcastOne, Slacker Radio and PPVOne (Pay - Per - View) businesses as separate public companies and plans to distribute a portion of the new companies' equity to LiveOne's stockholders, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements. 6

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource LiveOne’s Model Addresses Six Large Market Verticals • Over 300 m illi on pa i d m u s i c sub s c r i be r s g l oba ll y today – e s t i m ated to g r ow to 1.2 b il li on by 2030 • 74% of concert fans said they will continue to watch livestreaming events even after physical events resume • 37% ( 104 m illi on) li sten to pod c a s ts at l ea s t e v e r y m onth LIVE EVENTS LIVESTREAM MERCHANDISE MUSIC S UB S CR IP T IO NS Over 3.8 billion s m a r t phone u se r s projected globally by this year 1.6 Billion 3.8 Billion 2014 2021 Glob a l v id e o s t ream ing market expected to be $80B by 2025 User s w a t c h li v e v id eo 3x long e r a n d c o mme nt 10x more than recorded footage 30 M+ P e opl e a tt e n d at least one music festival in the US annually 52% of US attended a live music event in 2018 Global live music market expected to be $30B by 2025 Global licensed merc h a ndi s e market expected to reach $400B by 2023 P od cas t a d ver t i s in g spend is expected to hit $2B in 2022 and grow to $4+ billion by 2024. As podcast li s t e n ers hi p h as soared in recent years , a d doll ar s will c on t inu e to f ollow suit. PODCASTS PPV The global live s tr ea m i n g p a y - p e r - view market is ex p ec t e d to ex p a n d at a compound annual growth rate (CAGR) of 15% from 2020 to 2027, reaching $2.3 b illi o n b y 2027. 7

1 . 9 M+ 1 ,2 Paid Members 4.7B+ Audio Listens s i n c e 01/01/20 126 Livestreamed Music Events since 04/01/21 2,900+ Artists Streamed since 01/01/20 220+ Countries and te rr i to r i es by L i ve Music Streaming 294M+ People reached via 24 - hour OTT streaming channel 1,500+ Hours of Live Music since 01/01/20 Platforms T i k T o k T w i tt e r In s tag r am STIRR O&O Facebook YouTube A nd r o i d A uto Podcasting Over 155 shows with over 2.1 billion podcast downloads annually across 350 episodes distributed weekly. 1 See the Company's 10 - Q for QE 9/30/2022 2 See the Company’s press release dated December 30, 2022 Freemium Membership Content Paired with Distribution Platform M e m b e r s h ip Plans from $0 to $9.99 Per Month S uppo r ted Members 2.7+M Free and Paid Members 2 (12/30/22) 800K+ Free Ad - 8

Growing Library of Franchises Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform 9

LiveOne’s Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne’s Slacker which is paid by Tesla • Pa i d m e m be r s a s o f 12 / 30 / 2 2 i n c r ea s e d t o 1 .9 milli on , a ne t i n c r ea s e of approximately 160,000 in Q3 fiscal 2023. Total members (paid and free ad - supported) as of 12/3/22 were 2.7 million 2 • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM • Blends a team of forward - thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery • Estimated music subscription global TAM currently at over 300 million paid music subscribers - estimated to grow to 1.2 billion by 2030 1 • Targeted 10 million paid members (0.8% of 2030 estimated TAM) 30M+ Songs in catalogue 500+ E x pe r t l y cr a f t e d s t a t i on s , pod c a s t s , concerts, PPV events 4.7B+ A ud i o L i s t ens s i n c e 01 / 01 / 20 64B+ Audio listens since inception 85+ Automobiles partnerships for in - built music streaming $ 1.9M+ 2 P a i d M e m be rs (12/30/2022) 1 Broker research 2 See the Company's press release dated December 30, 2022 8

O VE R V I E W PodcastOne is a leading advertiser - supported podcast company offering a 360 - degree solution for both content creators and advertisers. 2.3B+ D o w n l oads Annually 350+ Hours Distributed Weekly 155+ Podcast Shows 60M+ I n t era c t i v e Ad v er t i s in g Bureau (IAB) Monthly Downloads 2,000+ Fortune 1000 Advertisers 14M+ Monthly Unique Listeners INDUSTRY STATS • 177M people listen to podcasts • Analyst predict podcast ad spending in 2023 to exceed $2 Billion and $3 Billion in 2026 • 67% of podcast audience feel close to the hosts of the podcasts they listen to • 61% consider podcasts as part of their daily routine KEY PODCASTONE UPDATES • In July 2022, PodcastOne closed a $8.1 million financing at a $68 million valuation as part of LiveOne’s intention to spin - out PodcastOne as a separate public and dividend of a portion of its common equity to 15K+ LiveOne stockholders . • LiveOne has set January 16, 2023 as the record date for the planned special dividend of between 5% - 10% of PodcastOne’s common stock as part of the planned PodcastOne spinout. • PodcastOne expects record revenue of $25 million in the first nine months of Fiscal Year 2023 ended 12/31/2022. 1 • Total social media reach across the exclusive talent roster of PodcastOne now exceeds 110 million. • PodcastOne founder Norman Pattiz also founded and built Westwood One into the largest radio network in the U.S. 1 These anticipated financial results are based on management’s preliminary unaudited analysis of financial results for the quarter ending December 31, 2022. 11

TOP SHOWS & ADVERTISERS 12

PPVOne Business Model 13 • PPVOne’s Business Model Leverages LiveOne’s existing proprietary tech stack and expertise with more than seven years of livestreaming experience and scalable product. • Direct to consumer billing relationship enhances both PPVOne and LiveOne’s flywheels for increased monetization opportunities . Expands far beyond just PPV ticket transactions to include music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e - commerce offerings and virtual tipping . • Leveraging’s LiveOne’s marketing engine with in - app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network. • Leveraging relationships with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne. • Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as artists and talent actively promote PPV events directly to their social media resulting in lower customer acquisition costs. • PPVOne’s execution capabilities are turnkey ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement. * s i n c e i n c ep t i on PPV EVENTS* 115+ 217 K + TICKETS SOLD* PPV EVENTS TO DATE REVENUE SOURCES • PPV Ticket Sales with Revenue Share • Sponsorship and Advertising/Product Placement • VIP Exclusive Upgrade Options • Digital Meet and Greet Opportunities • NFTs and E - Commerce • Artist Merchandise Sales • In - App Purchases

• Acquired in December 2020 • Direct - to - consumer eCommerce merchandise platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing reach • Provides monetization opportunities for both LiveOne and artists 14 $15.4M CPS Fiscal Year 2022 Revenue $400B Expected global licensed merchandise market by 2023

Sources: Company filings, Company websites A ud i o s tr ea m i n g L i v e m u s i c s tr ea m i n g M u s i c eve n ts Unrivaled Capabilities Across Audio, Video, and Live Events ing Ad - s uppo r t ed ط ط ط ط ط ط ط ط ط ٷ ٷ ٷ ٷ ٷ d i o s tr ea m Subscription ط ط ط ط ط ط ط ط ط ٷ ط ٷ ٷ ٷ Au Podcasts ط ط ط ط ط ط ط ط ٷ ٷ ٷ ٷ ٷ ٷ Originals ط ٷ ٷ ٷ ٷ ٷ ٷ ٷ ط ٷ ٷ ٷ ٷ ٷ L i v e v i deo streaming ط ٷ ٷ ٷ ٷ ٷ ٷ ٷ ط ط ط ٷ ٷ ٷ T i ck e t ed show ط ٷ ٷ ٷ ٷ ٷ ٷ ٷ ط ط ٷ ط ط ٷ Linear / OTT channels ط ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ L i v e e v en t s ط ٷ ٷ ٷ ٷ ٷ ٷ ط ٷ ط ٷ ٷ ط ط Merchandise ط ٷ ٷ ٷ ٷ ٷ ٷ ٷ ٷ ط ٷ ٷ ط ط V i d e o s tr ea m i n g 15

Global Network of Distribution and Channel Partners D esk t o p 16 M ob ile O T T Over 220 countries reached by Live Music Streaming

R ob er t E llin Chairman & CEO Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital Kit Gray President PodcastOne Founded PodcastOne 8 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022) Jack i e St on e CMO Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty Alex Brough Chief Revenue Officer Previously held management positions for ad and sponsorship sales at iHeart and Viacom/MTV Management Team Aaron Sullivan VP, Interim CFO Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls Sue McNamara EVP, Sales PodcastOne 20+ years in Radio & Podcast Sales. Formerly CBS Radio’s Senior Vide President of Advertising Sales John Semmelhack President , CPS 30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago. 17

Ram i n A ra n i I ndependent D i r ec t or Former lead manager of Fidelity’s Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network P a t r i c k W ac h s b er g er Independent Director Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films Steven Bornstein Former CEO of ESPN and NFL Network Jason Flom CEO of Lava Records Distinguished & Experienced Board of Directors Strong Suite of Formal Advisors Ke nn e th S olo m on Independent Director Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV Craig Foster I ndependent D i r ec t or Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc. Chris McGurk F o r m er C E O of MG M and Universal Pictures Roger Werner Former CEO and President of ESPN and Speedvision Jay Krigsman I ndependent D i r ec t or Executive Vice President and Asset Manager of The Krausz Companies Bridget Baker I ndependent D i r ec t or Former President of Content and TV Network Distribution of Comcast and NBCUniversal Jules Haimovitz Former President of Viacom and founder of Showtime Distinguished Board of Directors and Advisors with Industry Experience Kris Wright Independent Director Vice President, Jordan Footwear, Product & Merchandising at Nike 18

I n v es t m e n t Highlights Cost and Expense Reductions Throughout FY 2023 Expected to Result in Over $30 Million In Annual Cost Savings Broke multiple membership records as total members grew to 2.7 million and over 1.9 million paid members**. Record member growth last 12 months to over 532,000 new members – a 40% increase. Tesla is Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 3 5 7 23% Institutional Ownership – Fidelity owned 6.9 million shares at 9/30/2022 Recently Raised FY 2023 Guidance for Consolidated Adjusted EBITDA* of $9.5M - $12M and Revenue of $100M - $110M 1 2 8 LiveOne has Repurchased 2 M Shares Under Its Stock Repurchase Program as of 8/11/2022 and Has Announced Expansion of Program by an Additional $2M of Common Stock 4 Also Raised FY 2023 Guidance of Audio Division (Slacker Radio and PodcastOne) for Adjusted EBITDA* of 17.5M - $19M* 6 19 PodcastOne Expects Record First 9 Months Revenue of $25M – Record Date for Special Dividend set for January 16, 2023

NASDAQ: LVO | IR@LIVEONE.COM